Supplemental Warrant Information August 2025

Disclaimer This supplemental information presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” and variations and similar words and expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations with respect to the treatment of public or private placement warrants and potential exercise thereof, the potential proceeds to be received in connection with the exercise of such warrants and the potential uses of the proceeds thereof by the Company, the future performance of OppFi’s platform, OppFi’s objectives, plans, strategies, and expectations for OppFi’s growth, and future financial performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, the impact of tariffs, and tightening of credit markets on OppFi’s business; the impact of challenging macroeconomic and marketplace conditions; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; OppFi’s ability to scale and grow the Bitty business; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi’s business; risks related to any material weakness in OppFi’s internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi’s ability to comply with various covenants in its corporate and warehouse credit facilities; risks related to potential litigation; changes in applicable laws or regulations, including, but not limited to, impacts from the One Big Beautiful Bill Act; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission (“SEC”), in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures The financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by OppFi with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted Net Income and Adjusted Earnings Per Share (“EPS“) have not been prepared in accordance with United States generally acceptable accounting principles (“GAAP”). Adjusted Net Income is defined as Net Income, adjusted for (1) income tax expense; (2) change in fair value of warrant liabilities; (3) other adjustments, net; and (4) other income and then assumes a tax rate for each period presented that reflects the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EPS is defined as Adjusted Net Income as defined above, divided by weighted average diluted shares outstanding, which represent shares of both classes of common stock outstanding, excluding 25,500,000 shares related to earnout obligations that were not earned pursuant to the earnout provisions of the Business Combination Agreement on or prior to July 21, 2024, and including the impact of unvested restricted stock units, performance stock units, stock options, and the employee stock purchase plan. Adjusted EPS is useful to investors and others because, due to OppFi’s Up-C structure, Basic EPS calculated on a GAAP basis excludes a large percentage of OppFi’s outstanding shares of common stock, which are Class V Voting Stock, and Diluted EPS calculated on a GAAP basis excludes dilutive securities, including Class V Voting Stock, restricted stock units, performance stock units, stock options, and the employee stock purchase plan, in any periods in which their inclusion would have an antidilutive effect. These non-GAAP financial measures have not been prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. No Offer or Solicitation This Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. Website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only. 2

3 Warrant Accounting Summary1 1. This description of the accounting treatment of the Warrants is only a summary. For a full description of the Company’s significant accounting policies, including the accounting treatment of the Warrants, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC. 2. This description of the Warrants is only a summary. For a full description of the terms of the Warrants, please refer to the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 as well as the registration statement and prospectus under which the Warrants and the underlying shares of Class A Common Stock are registered. 3. Non-GAAP Financial Measures: Adjusted EBT and Adjusted Net Income are financial measures that have not been prepared in accordance with GAAP. For definitions and a detailed explanation of these measures, please refer to the “Non- GAAP Financial Measures” section on slide 2. • In connection with its IPO, FG New America Acquisition Corp. (now known as OppFi Inc.) issued warrants to acquire shares of the company’s Class A Common Stock at $11.50 or $15.00 per share (“Warrants”).2 • Under U.S. Generally Accepted Accounting Principles (“GAAP”), OppFi Inc. is required to record a liability on its consolidated balance sheet with respect to the fair value of the Warrants. • The fair value of the Warrants is assessed quarterly and increases or decreases based on, among other factors, the spot price of OppFi Inc. Class A Common Stock at quarter-end. Changes in the fair value of the Warrants for GAAP purposes do not impact the exercise or redemption prices of the Warrants. • An increase in the spot price of OppFi Inc. Class A Common Stock at quarter-end generally increases the fair value of the Warrants, which creates a non- cash loss. • A decrease in the spot price of OppFi Inc. Class A Common Stock at quarter-end generally decreases the fair value of the Warrants, which creates a non- cash gain. • This non-cash loss or gain attributed to the change in fair value of the Warrants is reflected on OppFi Inc.’s Consolidated Statements of Operations as other (expense) or income for the quarterly period and, due to OppFi’s Up-C structure, is required to be attributed to OppFi Inc., not to OppFi Inc. and OppFi-LLC, its consolidated operating subsidiary. • OppFi eliminates this non-cash gain or loss when presenting Adjusted EBT and Adjusted Net Income.3 As adjusted, OppFi believes these measures provide useful period-to-period comparisons of its business and useful information to investors and others in understanding and evaluating its operating results. • Despite GAAP attributing the change in fair value of the Warrants solely to OppFi Inc., the economic and dilutive effects of the Warrants impact both OppFi Inc. stockholders and its operating LLC unitholders proportionately, as illustrated on the next slide.

Warrant Exercises Impact Both Public Stockholders and LLC Unitholders

- Under OppFi's Up-C Structure,[1] OppFi maintains one-to-one parity between the total number of:
  - (i) OppFi Inc. (Pubco) Class A (economic and voting) and Class V (non-economic voting) Common Stock; and
  - (ii) OppFi-LLC (LLC) Class A LLC Units.
- Each time a new share of Pubco Class A Common Stock is issued, a new LLC Class A Unit is issued to Pubco, which increases Pubco's ownership of LLC.
  - This includes when LLC Class A Unitholders exchange LLC Class A Units for Pubco Class A Common Stock, which also results in the corresponding cancellation of Pubco Class V Common Stock, maintaining one-to-one parity.
- Warrantholders who exercise Warrants for Class A Common Stock receive Class A Common Stock from Pubco, and Pubco receives LLC Class A Units from LLC, *thereby increasing Pubco's proportionate ownership of LLC and decreasing the proportionate ownership of other LLC Class A Unitholders.*
- If all Public Warrants are exercised for cash, OppFi would receive approx. $153.5 million in proceeds.[2]
- If all Private Placement Warrants are exercised for cash, OppFi would receive approx. $26.0 million in proceeds.[2]

	Current Capitalization (as of August 5, 2025) (Unaudited)	Pro Forma Capitalization for Warrant Cash Exercise in Full[2] (Unaudited)	
Class A Common Stock	28,357,891	43,697,053	
Class V Common Stock	58,948,241	58,948,241	
Total Common Stock Outstanding	**87,306,132**	**102,645,294**	
Class A LLC Units held by OppFi Inc.	28,357,891	43,697,053	
Class A LLC Units held by Legacy OppFi Members[3]	58,948,241	58,948,241	
Total Class A LLC Units Outstanding	**87,306,132**	**102,645,294**	
Public Warrants	13,352,042	-	
Private Placement Warrants[4]	1,987,120	-	
Total Warrants Outstanding	**15,339,162**	-	
Percent Ownership by Existing OppFi Class A Common Stockholders	32.48%	27.63%	14.94% Decrease
Percent Ownership by Exercised Warrantholders		14.94%	
Percent Ownership by Existing OppFi LLC Class A Unitholders *(excluding OppFi Inc.)*	67.52%	57.43%	14.94% Decrease

1. This description of the Company's Up-C structure is only a summary. For a full description of the Company's Up-C structure, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, including the Third A&R LLC Agreement of OppFi-LLC.
2. These pro forma capitalization and potential proceeds summaries are presented for informational purposes only. OppFi makes no assurance as to whether or when any or all of the Warrants will be in the money or will be exercised (including, as described in FN4 below, whether the Private Placement Warrants would be exercised via cashless exercise) and what proceeds, if any, OppFi would actually receive.
3. In addition to legacy OppFi members (from prior to the de-SPAC), 734,851 Class A Units were issued to the seller in connection with OppFi's acquisition of an interest in Bitty Holdings, LLC.
4. Includes 1,074,620 warrants to purchase shares of Class A Common Stock at $11.50 per share and 912,500 warrants to purchase shares of Class A Common Stock at $15.00 per share. Private placement warrants may be exercised on a cashless basis so long as they continue to be held by their initial holders or their permitted transferees. For a full description of the terms of the Warrants, please refer to the Company's filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 as well as the registration statement and prospectus under which the Warrants and the underlying shares of Class A Common Stock are registered.

OppFi

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5 Potential Uses of Warrant Exercise Proceeds1 1. This summary of potential proceeds is presented for informational purposes only. OppFi makes no assurance as to whether or when any or all of the Warrants will be in the money or will be exercised, what proceeds, if any, OppFi would actually receive and how any such proceeds may be utilized. 2. This description of the Warrants is only a summary. For a full description of the terms of the Warrants, please refer to he Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 as well as the registration statement and prospectus under which the Warrants and the underlying shares of Common Stock are registered. • If all outstanding Public Warrants are exercised for cash, OppFi would receive approximately $153.5 million in proceeds. • If all outstanding Private Placement Warrants are exercised for cash, OppFi would receive approximately $26.0 million in proceeds. • Private Placement Warrants may be exercised on a cashless basis so long as they continue to be held by their initial holders or their permitted transferees.2 • Proceeds from the exercise of the Warrants would be contributed to OppFi-LLC and would be available for use in the operation of OppFi’s business, including, but not limited to, for dividends and distributions, stock repurchases, debt paydown, acquisitions and other growth opportunities and working capital. • The following table illustrates an example of the net dilutive effect of the Warrants, assuming full cash exercise, if the proceeds therefrom are used to repurchase shares of OppFi Inc. Class A Common Stock at various indicative prices. Average Share Repurchase Price (Unaudited) Percentage of Exercise Proceeds Used to Repurchase $12.50 $15.00 $17.50 $20.00 25% 11.3% 12.4% 12.8% 13.0% 50% 8.2% 9.7% 10.5% 11.1% 75% 4.9% 6.8% 8.0% 9.0% 100% 1.3% 3.7% 5.5% 6.8%